Exhibit 10.1
Subcontract No. 70-10135l4l-05
DPAS Rating: DOA7
COST-PLUS-FIXED-FEE/COMPLETION SUBCONTRACT
This Cost-Plus-Fixed-Fee (“CPFF”)/Completion Subcontract (“Subcontract”), effective this twenty third day of February, 2006, is by and between General Dynamics Advanced Information Systems, Inc., a Delaware corporation, having offices at 8800 Queen Avenue South Bloomington, MN 55431 (“GDAIS” or “Buyer”), and, JSI Microelectronics a California corporation, having offices at 4235 Forcum Ave., Suite 500, McClellan CA 95652 (“Subcontractor”) for the goods and services described herein (“Program”). Hereinafter, Buyer and Subcontractor may be collectively referred to as the “Parties” or individually referred to as a “Party.”
This Subcontract constitutes the entire agreement, including all documents incorporated herein by reference, between the parties and supersedes all, whether written or oral, communications, representations, negotiations or agreements pertaining to the subject matter hereof.
IN WITNESS WHEREOF, the Parties have caused this Subcontract to be executed by their duly authorized representatives as of the day and year first above written.

GENERAL DYNAMICS ADVANCED	JSI MICROELECTIONICS INC.
INFORMATION SYSTEMS, INC.

BY: /s/ Steven A. Deal	BY: /s/ Larry R. Johnson

NAME: Steve Deal	NAME: Larry Johnson

TITLE: Manager of Subcontracts	TITLE: President

DATE: 27 February 2006	DATE 2/28/06
END OF COVER/SIGNATURE PAGE
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135l4l-05
DPAS Rating: DOA7
SECTION A- SPECIAL AGREEMENTS AND OTHER IMPORTANT PROVISIONS AND NOTIFICATIONS
A.1 ORDER OF PRECEDENCE
In the event of an inconsistency between any of the provisions of this Subcontract, the inconsistency shall be resolved by giving precedence to the provisions of the Subcontract in the following order:
1.	Sections A through H (Schedule Provisions)

2.	Contract Security Classification Specification (DD Form 254), (if applicable)

3.	Section I -1.1 (Standard Subcontract Terms and Conditions)

4.	Section I -1.2 (Additional Provisions)

5.	Section I -1.3 (Government Provisions)

4.	Non-Disclosure Agreement (NDA PI-04252 and PI-04252 Mod. 01)

5.	Statement of Work

6.	Cover/Signature Page

7.	All Other Attachments, Exhibits and Documents listed in Section J.
Sections A through H comprise the “Schedule” of this Subcontract.
A.2 SUBCONTRACT MODIFICATIONS (AND LIVING CONTRACT)
Modifications to this Subcontract shall be made through the issuance of a Change Notice that will delineate the stated modification and identify the changed Subcontract page(s). Changed portions of the Subcontract language will be marked with a vertical line in the right margin. For Subcontractor’s convenience, replacement pages containing the Subcontract modifications will be provided, so that at all times, the Subcontractor will possess a complete, corrected and coherent text of the Subcontract. Each replacement page shall be marked with the Subcontract number, modification number, and date.
END OF SECTION A
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
SECTION B - GOODS/SERVICES AND PRICES/COSTS
B.1 TYPE OF SUBCONTRACT
The Subcontract awarded hereunder is a Cost-Plus-Fixed Fee (CPFF)/Completion type contract. Under a CPFF/Completion contract, Subcontractor is responsible for using its best efforts to complete the work in accordance with the technical requirements, within the time (delivery schedule) agreed upon, and within the negotiated estimated cost, subject to the Limitation of Cost provision or, if applicable, the Limitation of Funds provision of this Subcontract. Buyer will pay all allowable and allocable costs subject to the Allowable Cost and Payment provisions of this Subcontract.
B.2 STATEMENT OF REQUIREMENTS
In accordance with the Subcontract, Subcontractor shall provide all materials, labor, equipment and facilities, except as specified herein to be furnished by the Buyer, and shall do all that is necessary or incident to the satisfactory and timely performance of the Subcontract Line Item Numbers (SCLINs) listed below.
B-3 SUBCONTRACT LINE ITEM NUMBERS (SCLINs)
The estimated cost and fixed fee for the goods/services to be provided by the subcontractor are as follows:

		EST.
SCLIN	GOODS/SERVICES	QTY	UNIT	AMOUNT
0001	ARMS Foundry and SEGIT Facility Upgrades and Enhancements	1	LOT
	in accordance with the Statement of Work (SOW),
	Attachment 2, Section J hereof.

	Estimated Cost			$3,929,785.00

	Fixed Fee			$293,775.00

	Cost Plus Fixed Fee			$4,223,560.00

0002	Data Requirements in accordance with Appendix 1		LOT	The cost & fee
	of the SOW, Attachment 2, Section J hereof.			for this item are
				included in the
				cost & fee in SCLIN 0001
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
B-4 ESTIMATED COST, FIXED FEE AND TOTAL AMOUNT (ALL SCLINS)
(a)	The reimbursement of costs and the payment of fee will be in accordance with the “Allowable Cost and Payment” clause in the General Provisions of this Subcontract.

(b)	The estimated cost contemplated by the “Allowable Cost and Payment” clause in the General Provisions of this Subcontract and the fixed fee as contemplated by this Subcontract are as follows:

SCLIN	Estimated Cost	Fixed Fee	Total Cost Plus Fixed Fee
0001	$3,929,785.00	$293,775.00	$4,223,560.00
0002		not separately priced

TOTALS	$3,929,785.00	$293,775.00	$4,223,560.00
B.5 RESERVED
END OF SECTION B
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
SECTION C — STATEMENT OF WORK/SPECIFICATIONS

C.1	STATEMENT OF WORK
The goods/services that the Subcontractor is to provide are stated in Section B, and shall be furnished in accordance with the Subcontract schedule provisions and any referenced Statement of Work documents set forth in Section J, which are incorporated herein by this reference.

C.2	RESERVED
END OF SECTION C
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
SECTION D PRESERVATION, PACKAGING, MARKING AND SHIPPING

D.1	COMMERCIAL PRACTICES
Unless otherwise specified in this Subcontract, goods and data shall be preserved, packaged, packed and marked in accordance with best standard commercial practices which are adequate to ensure against damage/deterioration during transit and storage pending usage. All shipments and mailings shall meet the requirements of the carrier for safe delivery at destination.

D.2	DATA, REPORTS AND CERTIFICATIONS
All data, reports and certifications required under this Subcontract shall be:
•	marked with the subcontract number

•	mailed first-class (fax copies are acceptable provided they are followed up by mailed originals)

•	provided in triplicate (one original and two copies)

•	directed to the attention of the Buyer’s designated Subcontract Representative.
In the event the applicable SOW includes a Subcontractor Data Requirements List (SDRL) or other similar list of required data, the Subcontractor’s transmittal letter for the transmitted data shall reference the data item number, title, and data item description.

D.3	RESERVED

D.4	SHIPMENTS OF GOODS (ROUTING/CARRIER, SHIPPING ADDRESS, F.O.B. POINT, MARKING & NOTIFICATION INSTRUCTIONS, ADVANCE SHIPPING NOTICE)
The Subcontractor shall ship all deliverable goods under the Subcontract in accordance with the following:

(a)	Routing/Carrier:

All shipments of goods shall be shipped Federal Express Overnight

SUBCONTRACTOR SHALL REFERENCE BUYER’S SUBCONTRACT NUMBER ON ALL SHIPPING/FREIGHT DOCUMENTS.

(b)	Shipping Address:	F.O.B. Point:
	General Dynamics AIS	Destination
8800 Queen Ave. S.
Bloomington, MN 55431
(c)	Mark each crate, container and shipping document with the following minimum information:
Subcontract Number
SCLIN per Subcontract Section B
Quantity: (As applicable)
Subcontractor Name
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
Prime Contract Number, as applicable

(d)	Reserved

(e)	Advance Shipping Notice:

Prior to shipment of supplies, Subcontractor shall notify the following GDAIS personnel by separate telefax of the forthcoming shipment:

The faxed notice of shipment shall include the following: Subcontract number, item description, quantity, approximate weight of shipment, method of shipment, carrier name, bill of lading number, time of departure, and estimated time to arrival. SUCH NOTIFICATION SHALL BE GIVEN AT LEAST 24 HOURS PRIOR TO SHIPMENT.

When shipment is made, Subcontractor shall mail a copy of the packing sheet (or equivalent) with applicable test report, inspection sheets, certifications, etc., to the Buyer’s designated Subcontract Representative.
END OF SECTION D
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
SECTION E — INSPECTION AND ACCEPTANCE/QUALITY ASSURANCE

E-1	INSPECTION AND ACCEPTANCE
(a)	The Buyer has the right to inspect and evaluate the work performed or being performed under the Subcontract, and the premises where the work is being performed, at all reasonable times and in a manner that will not unduly delay the work. If the Buyer performs inspection or evaluation on the premises of the Subcontractor or its subcontractor(s), the Subcontractor shall furnish and require its subcontractor(s) to furnish, without additional charge, all reasonable facilities and assistance for the safe and convenient performance of these duties.

(b)	Final inspection and acceptance of goods and data shall occur at Buyer’s facility upon the Buyer’s acceptance of same in accordance with the inspection, test and acceptance criteria of the Subcontract Statement of Work.

(c)	Data requirements and inspection and acceptance thereof shall be as indicated in the Subcontract Data Requirements of the Statement of Work.

(d)	Quality assurance requirements shall be as indicated in the Subcontract Product Assurance Requirements of the Statement of Work.

(e)	The provisions of Section E are in addition to any other inspection and acceptance provisions of the Subcontract. In the event of a conflict between Section E and any other inspection and acceptance provisions of the Subcontract, including the inspection and acceptance provisions set forth by the Subcontract Statement of Work and the Subcontract General Provisions, the full text provisions of Section E shall prevail.
END OF SECTION E
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05 DPAS Rating: DOA7
SECTION F — DELIVERY/PERFORMANCE
F.l	PERIOD OF PERFORMANCE
(a)	SCLINs 0001 — 0002: The Subcontractor shall accomplish the work required in Section B commencing 02/01/05 (effective date of Subcontract) through the performance period end date of 01/31/07. The parties agree that the Subcontractor shall perform reasonable and necessary closeout duties after the performance period end date noted herein. Any extension of this performance period requires Buyer’s written approval.

(b)	The Buyer shall not be obligated to reimburse the Subcontractor for any work performed or charges incurred before or after this time period, unless agreed to in writing by the Buyer’s designated Subcontract Representative.

F.2	SUBCONTRACT DELIVERABLE

The goods, data and reports to be furnished hereunder shall be delivered to the Buyer as specified in the Statement of Work.

F.3	SUBCONTRACT MILESTONES/EVENTS

(a)	Subcontractor shall be fully prepared to meet and/or support the program schedule as set forth in SOW.
END OF SECTION F
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05 DPAS Rating: DOA7
SECTION G — SUBCONTRACT ADMINISTRATION DATA
G.1	TECHNICAL AND ADMINISTRATIVE REPRESENTATIVES

(a)	The following technical and administrative representatives of the Buyer and Subcontractor are hereby designated for this Subcontract:

Subcontractor’s Representatives are:	Buyer’s Representatives are:

Larry Johnson — Technical Representative	Nan Hauser — Technical Representative

Larry Johnson — Contract Representative	Lowell Barie — Subcontract Representative
In the event Lowell Barie is not available, Steve Deal or their duly authorized representatives shall serve as Buyer’s Subcontract Representative. In the event Larry Johnson is not available, his duly authorized representative shall serve as Subcontractor’s Contract Representative.

(b)	The Buyer’s Technical Representative is responsible for day-to-day clarifications, guidance and technical direction as may be required within the scope of the technical work requirements. “Technical direction” shall be in accordance with the “Technical Direction” provision of the General Provisions of the Subcontract.

(c)	Contact with the Buyer regarding prices, terms, quantities, deliveries, and financial adjustments shall be made only between the Buyer’s Subcontract Representative and the Subcontractor’s contract Representative. Actions taken by the Subcontractor, which by their nature effect a change to this Subcontract, shall only be binding upon the Buyer when such action is specifically authorized in writing by the Buyer’s Subcontract Representative. Unless specified otherwise in this Subcontract, all written communications between Subcontractor and Buyer shall be addressed and directed to the Buyer’s Subcontract Representative and Subcontractor’s Contract Representative.

(d)	The Buyer shall be responsible for all liaison and communications with the Buyer’s customer as well as the Buyer’s other subcontractors for the term of this Subcontract. The Subcontractor shall not communicate with the Buyer’s customer nor the Buyer’s other subcontractors regarding this Subcontract except with the prior consent of the Buyer.

(e)	No request, notice, authorization, direction or order received by the Subcontractor shall be binding upon the Buyer, or serve as the basis for a change in the Subcontract, unless issued (or confirmed) in writing by the Buyer’s Subcontract Representative.

(f)	The Subcontractor shall immediately notify the Buyer’s Subcontract Representative whenever a verbal or written change notification has been received from an employee of the Buyer (other than the Subcontract Representative), which would affect any of the terms, conditions, cost, schedules, etc., or this Subcontract, and the Subcontractor is to perform no work or make any changes in response to any such notification or make any claim on Buyer unless the Buyer’s Subcontract Representative directs the Subcontractor, in writing, to implement such change notification.
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05 DPAS Rating: DOA7
G.2	COMMUNICATIONS

(a)	All notices and other binding communications shall be in writing and sent by cable, telex, U.S mail, telefax, or other customary means, addressed as follows:

Subcontractor:	Buyer:

JSI Microelectronics Inc.	General Dynamics Advanced Information
Systems, Inc
4235 Forcum Ave., Suite 500	8800 Queen Ave S.

McClellan, CA 95652	Bloomington, MN 55431

Attn. Larry Johnson	Attn. Lowell Barie
or to such other address as the Subcontractor’s Contract Representative or Buyer’s Subcontract Representative shall designate by written notice.

(b)	All correspondence and data submitted by Subcontractor under this Subcontract shall reference the Subcontract number.

G.3	SUBMISSION OF INVOICES

(a)	Subcontractor’s invoices shall be submitted no more than once a month, in triplicate (one original and two copies) and addressed as follows for Buyer’s review and provisional approval:
(1)	Original and one (1) copy to: General Dynamics Advanced Information Systems, Inc. Accounts Payable — Attn: Suleman Bagha 3021 American Blvd. East Bloomington, MN 55425

(2)	Fax one (1) copy to: (952) 921-6869 General Dynamics Advanced Information Systems, Inc. 8800 Queen Ave. S. Bloomington, MN 55431 Attention: Lowell Barie
(b)	Invoices submitted shall reflect incurred costs at the SCLIN level of performance. Final payment shall be made in accordance with the “Allowable Cost and Payment” clause in the General Provisions of this Subcontract.

(c)	Subcontractor’s invoices and attachments thereto shall include the following minimum information, as applicable: Subcontractor’s name and business address, remittance address, date of invoice, Subcontract number, Buyer’s internal accounting numbers or Cost Charge Numbers (CCNs), prime contract number, name of Buyer’s designated Subcontract Representative, Subcontract Line Item Numbers (SCLINs), description of goods and/or services with corresponding sizes, quantities and unit prices, separately itemized taxes, extended totals, Subcontractor’s signature and payment terms.

(d)	Reserved
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05 DPAS Rating: DOA7
(e)	Invoices submitted without the above information may be returned to the Subcontractor for correction.

(f)	If a tax exemption applies to this Subcontract, the following is the tax exemption number: CA SR OH 100-171968

(g)	Submit on an annual basis (or at the end of performance whichever is sooner), a reconciliation of invoices billed and paid.

(h)	Notify the Buyer immediately upon receipt of an overpayment for farther direction.

G.4	PAYMENT TERMS

(a)	Payment terms are 30 days after receipt of an acceptable invoice.

For SCLINS 0001/0002, payment to the Subcontractor shall be in accordance with the General Provisions, entitled “Payment.”

G.5	CALIFORNIA SALES — USB TAX

All goods and services purchased under this Subcontract are for resale.

G.6	RESERVED
END OF SECTION G
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05 DPAS Rating: DOA7
SECTION H — SPECIAL PROVISIONS
H.1	RESERVED

H.2	PLACE OF PERFORMANCE

The work under this Subcontract shall be performed at the DMEA Foundry located at 4234 54th Street McClellan, CA 95652-2100.

H.3	BUYER/CUSTOMER-FURNISHED SPECIAL TOOLING (ST), SPECIAL TEST EQUIPMENT (STE), PLANT EQUIPMENT (PE), MATERIAL AND/OR FACILITIES.

(a)	Pursuant to the Property Clause of this Subcontract, the Buyer shall furnish for use in the performance of this Subcontract, the following Buyer and/or Customer-furnished ST, STE, PE, material and/or facilities identified in paragraph(s) (b) and (c) below on or before the date(s) specified.

(b)	Buyer-Furnished ST, STE, PE, material and/or facilities:
N/A
Customer-Furnished ST, STE, PE, material and/or facilities:
N/A
H.4	BUYER-FURNISHED INFORMATION

The Buyer may provide to the Subcontractor various reports, documents and other data to assist the Subcontractor in performing the work defined in the Subcontract. The Buyer does not warrant Buyer-furnished information to be free from error or to be complete and accurate in all instances. The information is provided with the understanding that, to the best of Buyer’s ability to so determine, it is pertinent and useful in the fulfillment of the Subcontract work; however, the Subcontractor has no right, either actual or implied, to an adjustment of price or indemnification for cost associated with any data or information obtained from the Buyer.

H.5	DPAS PRIORITY RATING

The priority rating of this Subcontract is DOAZ. This is a rated Subcontract certified for national defense use, and you are required to follow all the provisions of the Defense Priorities and Allocations System Regulation (15 CFR Part 700).

H.6	NONDISCLOSURE AGREEMENT

The parties shall exchange proprietary information in accordance with the NONDISCLOSURE AGREEMENT set forth in Section J, which is incorporated herein by this reference.

H.7	IDENTIFICATION OF RESTRICTIONS ON RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE

None
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05 DPAS Rating: DOA7
H.8	RESERVED

H.9	RESERVED
END OF SECTION H
GDAIS PROPRIETARY INFORMATION

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Subcontract No. 70-10135141-05
DPAS Rating: DOA7
SECTION I — GENERAL PROVISIONS
The below-noted terms and conditions, full text clauses, provisions, and modifications thereto, are applicable to this Subcontract.
I.1	STANDARD SUBCONTRACT TERMS AND CONDITIONS

This Subcontract incorporates Attachment 4 GDAIS Standard Subcontract Terms and Conditions.
I.2	ADDITIONAL PROVISIONS (Full Text)

(a)	The following Special Requirements and Conditions are applicable to this subcontract:

None
I.3	GOVERNMENT PROVISIONS

(a)	The term FAR, when used in the following clauses, means the cited portion of the Federal Acquisition Regulation including, when appropriate, the Department of Defense (“DoD”) FAR Supplement (DFARS), in effect on the date of this Subcontract. Where appropriate to accomplish the purpose of the FAR or to protect the Buyer’s interest, the word “Buyer” shall be substituted for the word “Government” or “Contracting Officer” and the word “Subcontractor” shall be considered the “Contractor” hereunder in the reading of these regulations, thereby creating a legal relationship between the Buyer and Subcontractor identical to, but not dependent upon, the legal relationship intended to be created by said regulations between the Government and a contractor.

Any references to the “Disputes” clause or “Changes clause shall refer to the GDAIS Standard Terms and Conditions incorporated herein.

The terms “Government” or “Contracting Officer” do not change: (i) when a right, act, authorization or obligation can be granted or performed only by the Government, (ii) when access to proprietary financial information or other proprietary data is required, (iii) when title to property is to be transferred directly to Government.

The word “Buyer,” as it appears in the Subcontract, means General Dynamics Advanced Information Systems acting through its duly authorized Procurement representative. No other persons may make commitments or changes under the Subcontract on behalf of the Buyer.

Copies of the FAR/DFARS may be obtained by Federal Acquisition Regulation Internet websites available at http://www.acqnet.gov/far/ or http://www.acq.osd.mil/dp/dars/dfars.html or by contacting GDAIS’ subcontract administrator.

(b)	COST OR PRICING DATA — Defective Cost of Pricing Data - Subcontractor agrees to comply with the applicable provisions (without dollar limitation, however) of FAR 15,408 and the applicable regulations of the Cost Accounting Standards Board and to indemnify and hold harmless GDAIS for any claims, loss, damage or expense (including without limitation attorneys’ fees), resulting from any defective, non-current, incomplete, or inaccurate data supplied by Subcontractor in pricing of this Subcontract, or any other violation of the provisions of FAR 15,408 and the Cost Accounting Standard regulations.

(c)	OTHER THAN COST OR PRICING DATA — GDAIS or GDAIS, Customer may at their discretion require Subcontractor to submit information other than cost or pricing data to determine whether Subcontractor’s price is fair and reasonable. The requested information may include sales data for
GDAIS PROPRIETARY INFORMATION

Subcontract No. 70-10135141-05
DPAS Rating: DOA7
the same or similar Work for the relevant period, such as the information set forth in FAR 52.215-20 or FAR 52.215-21, in the form regularly maintained by Subcontractor as part of its commercial operations.

(d)	COPYRIGHT, DATA AND PATENT RIGHTS – (i) Government Rights: Notwithstanding any other provisions in this Subcontract, if this Subcontract is placed under a prime contract which grants copyright, data, or patent rights to the Government, Subcontractor agrees to comply with the requirements of such grant insofar as they are applicable to the subject matter of this Subcontract and with all pertinent provisions of Part 27 of the FAR or corresponding regulations of the Government Agency supporting the work of this subcontract. (ii) Authorization and Consent: To the extent that the prime contract under which this Subcontract is being performed includes Government Authorization and Consent to use patented inventions without indemnification and to the extent that clause applies, the provisions of paragraph 14(a) of the General Terms and Conditions do not apply.

(e)	OTHER OBLIGATIONS OF SUBCONTRACTOR – Subcontractor will provide whatever reasonable assistance GDAIS may require to maintain compliance between this Subcontract and any contract under which this Subcontract is issued, including, but not limited to, complying with the following FAR clauses and, to the extent the Subcontract is issued in support of a contract with a Department of Defense (DoD) agency or contractor of a DoD agency, the following DFARS clauses, which are incorporated herein by reference. Subcontractor shall include in its subcontracts under this Subcontract any provisions required to be flowed-down to “lower-tier” subcontractors by the incorporated FAR or DFARS provisions. If Subcontractor believes that one or more of the following clauses do not apply to this Subcontract, Subcontractor must advise GDAIS in writing of said clause(s). GDAIS may, in its sole discretion and in writing, acknowledge its agreement with Subcontractor at which time such clause(s) will be deemed deleted from this Subcontract. If GDAIS affirmatively rejects Subcontractor’s assertion in writing or does not respond to Subcontractor’s assertion, the clause(s) shall apply.
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